Net Revenues - -Schedule of Contract Liabilities (Details0 ¥ in Thousands, $ in Thousands	6 Months Ended
	Jun. 30, 2026 CNY (¥)	Jun. 30, 2026 USD ($)	Jun. 30, 2025 CNY (¥)
Change in Contract with Customer, Liability [Abstract]
Balance at the beginning of the year	¥ 21,824	$ 3,216	¥ 26,346
Cash payment received from the customers	19,148	2,822	40,716
Revenue and value-added tax recognized	(21,942)	(3,234)	(47,767)
Balance at the end of the year	¥ 19,030	$ 2,805	¥ 19,295